Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF KANSAS
KANSAS CITY DIVISION

IN RE:                                                                )
                                                                           )           Case No.  11-20140-11-rdb
DIGITAL SYSTEMS, INC.                             )           Chapter 11
                                Debtor.                              )
________________________________)

DEBTOR'S STANDARD MONTHLY OPERATING REPORT (BUSINESS)
FOR THE PERIOD
FROM August 1, 2011  TO August 31, 2011

Comes now the above-named debtor and files its Monthly Operating Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

 /s/ Joanne B. Stutz
Attorney for Debtor’s Signature

Debtor's Address	Attorney's Address
and Phone Number:	and Phone Number:

15621 W. 87th Street, Box 355 Lenexa, KS 66219	7225 Renner Road, Suite 200 Shawnee, KS 66217 (913) 962-8700; (913) 962-8701 (FAX)

Note: The original Monthly Operating Report is to be filed with the court and a copy simultaneously provided to the United States Trustee Office.  Monthly Operating Reports must be filed by the 21st day of the following month.

For assistance in preparing the Monthly Operating Report, refer to the following resources on the United States Trustee Program Website, http://www.justice.gov/ust/r20/index.htm.
1)	Instructions for Preparations of Debtor’s Chapter 11 Monthly Operating Report
2)	Initial Filing Requirements
3)	Frequently Asked Questions (FAQs)http://www.usdoj.gov/ust/

MOR-1

SCHEDULE OF RECEIPTS AND DISBURSEMENTS
FOR THE PERIOD BEGINNING August 1, 2011 and ending August 31, 2011
Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb
Date of Petition: January 21, 2011
Current	Cumulative
Month	to Petition Date

1. FUNDS AT BEGINNING OF PERIOD	$205,107.49	(a)	$24,201.83	(b)
2. RECEIPTS:
A. Cash Sales	-
Minus: Cash Refunds	-
Net Cash Sales	-
B. Accounts Receivable	202,714.26
C. Other Receipts (See MOR-3)	762,859.56
(If you receive rental income,	-
you must attach a rent roll.)
3. TOTAL RECEIPTS (Lines 2A+2B+2C)	965,573.82
4.	TOTAL FUNDS AVAILABLE FOR OPERATIONS (Line 1 + Line 3)	$205,107.49	$989,775.65
5. DISBURSEMENTS
A. Advertising	-
B. Bank Charges	140.00	1,570.00
C. Contract Labor	5,000.00	51,034.85
D. Fixed Asset Payments (not incl. in “N”)	-
E. Insurance	41,943.00
F. Inventory Payments (See Attach. 2)	-
G. Leases	-
H. Manufacturing Supplies	-
I. Office Supplies	1,370.84
J. Payroll - Net (See Attachment 4B)	167,780.49
K. Professional Fees (Accounting & Legal)	6,825.00	159,471.09
L. Rent	750.00	49,625.66
M. Repairs & Maintenance	-
N. Secured Creditor Payments (See Attach. 2)	186,977.59
O. Taxes Paid - Payroll (See Attachment 4C)	83,905.08
P. Taxes Paid - Sales & Use (See Attachment 4C)	-
Q. Taxes Paid - Other (See Attachment 4C)	5,714.52
R. Telephone	1,506.96	8,671.78
S. Travel & Entertainment	4,185.62
Y. U.S. Trustee Quarterly Fees	4,875.00
U. Utilities	305.31	6,222.96
V. Vehicle Expenses	-
W. Other Operating Expenses (See MOR-3)	25,896.85
6. TOTAL DISBURSEMENTS (Sum of 5A thru W)	14,527.27	799,195.43
7. ENDING BALANCE (Line 4 Minus Line 6)	$190,580.22	(c)	$190,580.22	(c)

MOR-2

I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

This 26th day of August, 2011.	/s/ David C. Owen
By: David C. Owen, Chairman/CEO
(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)This figure will not change from month to month.  It is always the amount of funds on hand as of the date of  the petition.
(c)These two amounts will always be the same if form is completed correctly.

MOR-3

MONTHLY SCHEDULE OF RECEIPTS AND DISBURSEMENTS (cont’d)

Detail of Other Receipts and Other Disbursements

OTHER RECEIPTS:
Describe Each Item of Other Receipt and List Amount of Receipt.  Write totals on Page MOR-2, Line 2C.

                            Cumulative
Description                                                          Current Month                                               Petition to Date

TOTAL OTHER RECEIPTS	Refunds

“Other Receipts” includes Loans from Insiders and other sources (i.e. Officer/Owner, related parties directors, related corporations, etc.).  Please describe below:

Loan Amount	Source of Funds	Purpose	Repayment Schedule

OTHER DISBURSEMENTS:

Describe Each Item of Other Disbursement and List Amount of Disbursement.  Write totals on Page MOR-2, Line 5W.

Cumulative
Description	Current Month	Petition to Date

TOTAL OTHER DISBURSEMENTS

NOTE: Attach a current Balance Sheet and Income (Profit & Loss) Statement.
ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Name of Debtor: Digital Systems, Inc.                     Case Number:  11-20140-11-rdb

Reporting Period beginning August 1, 2011          Period ending  August 31, 2011

MOR-4

ACCOUNTS RECEIVABLE AT PETITION DATE:

ACCOUNTS RECEIVABLE RECONCILIATION
(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance                                                                           $                       176,140 (a)
    PLUS: Current Month New Billings
    MINUS: Collection During the Month                                                       $                                    (b)
PLUS/MINUS: Adjustments or Writeoffs	$ *
End of Month Balance                                                                                      $                       176,140 (c)

*For any adjustments or Write-offs provide explanation and supporting documentation, if applicable:
    Customer receipts paid to FCG offset against interest and penalty fees

Adjustment made to refund overpayment on account.

POST PETITION ACCOUNTS RECEIVABLE AGING
(Show the total for each aging category for all accounts receivable)

0-30 Days	31-60 Days	61-90 Days	Over 90Days	Total

TOTAL	0.00	0.00	(66.96)	(199,292.32)	375,499.08	176,139.80

For any receivables in the “Over 90 Days” category, please provide the following:

Customer	Receivable Date	Status (Collection efforts taken, estimate of collectibility, write-off, disputed account, etc.)

(a)This number is carried forward from last month’s report.  For the first report only, this number will be     the balance as of the petition date.
(b)This must equal the number reported in the “Current Month” column of Schedule of Receipts and
     Disbursements (Page MOR-2, Line 2B).
(c)These two amounts must equal.

MOR-5

ATTACHMENT 2

MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor: Digital Systems, Inc.                                                                     Case Number:  11-20140-11-rdb

Reporting Period beginning August 1, 2011                                                         Period ending   August 31, 2011

In the space below list all invoices or bills incurred and not paid since the filing of the petition.  Do not include amounts owed prior to filing the petition.  In the alternative, a computer generated list of payables may be attached provided all information requested below is included.

POST-PETITION ACCOUNTS PAYABLE

Date Incurred	Days Outstanding	Vendor	Description	Amount
See Attached

TOTAL AMOUNT	(b)

X  Check here if pre-petition debts have been paid.  Attach an explanation and copies of supporting documentation.

ACCOUNTS PAYABLE RECONCILIATION (Post Petition Unsecured Debt Only)

Opening Balance			$4,941.02	(a)
PLUS: New Indebtedness Incurred This Month		$
MINUS:	Amount Paid on Post Petition,	$
	Accounts Payable This Month	$
PLUS/MINUS: Adjustments		$		*
Ending Month Balance			$4,941.02	(c)

*For any adjustments provide explanation and supporting documentation, if applicable.

SECURED PAYMENTS REPORT
List the status of Payments to Secured Creditors and Lessors (Post Petition Only).   If you have entered into a modification agreement with a secured creditor/lessor, consult with your attorney and the United States Trustee Program prior to completing this section).

				Number	Total
	Date			of Post	Amount of
Secured	Payment	Amount		Petition	Post Petition
Creditor/	Due This	Paid This		Payments	Payments
Lessor	Month	Month		Delinquent	Delinquent

TOTAL			(d)

(a)This number is carried forward from last month’s report.  For the first report only, this number will be zero.
(b, c)The total of line (b) must equal line (c).
(d)This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements (Page MOR-2, Line 5N).

MOR-6

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

Name of Debtor: Digital Systems, Inc.                     Case Number:  11-20140-11-rdb

Reporting Period beginning August 1, 2011          Period ending  August 31, 2011

INVENTORY REPORT

INVENTORY BALANCE AT PETITION DATE:	$
INVENTORY RECONCILIATION:
Inventory Balance at Beginning of Month		$0.00	(a)
PLUS: Inventory Purchased During Month	$
MINUS: Inventory Used or Sold	$
PLUS/MINUS: Adjustments or Write-downs	$		*
Inventory on Hand at End of Month		$0.00

METHOD OF COSTING INVENTORY:    FIFO

*For any adjustments or write-downs provide explanation and supporting documentation, if applicable.
Sale of Assets March 2011.

INVENTORY AGING

Less than 6		6 months to	Greater than	Considered
months old		2 years old	2 years old	Obsolete		Total Inventory

	%	100.00%			% =	100.00%	*

* Aging Percentages must equal 100%.
☐    Check here if inventory contains perishable items.

Description of Obsolete Inventory:
FIXED ASSET REPORT

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE:  $              1.219.241.95(b)
(Includes Property, Plant and Equipment)

BRIEF DESCRIPTION (First Report Only):

FIXED ASSETS RECONCILIATION:
Fixed Asset Book Value at Beginning of Month                              $                             -0-  (a)(b)
MINUS:  Depreciation Expense                                           $
PLUS:  New Purchases                                                          $
PLUS/MINUS: Adjustments or Write-downs                   $
Ending Monthly Balance                                                                     $                             -0-

*For any adjustments or write-downs, provide explanation and supporting documentation, if applicable.
Asset Sale March 2011.

BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

(a)This number is carried forward from last month’s report.  For the first report only, this number will be the balance as of the petition date.
(b)Fair Market Value is the amount at which fixed assets could be sold under current economic conditions.
    Book Value is the cost of the fixed assets minus accumulated depreciation and other adjustments.

MOR-7

ATTACHMENT 4A

MONTHLY SUMMARY OF BANK ACTIVITY - OPERATING ACCOUNT

Name of Debtor: Digital Systems, Inc.                    Case Number:  11-20140-11-rdb

Reporting Period beginning August 1, 2011          Period ending  August 31, 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.    If bank accounts other than the three required by the United States Trustee Program are necessary, permission must be obtained from the United States Trustee prior to opening the accounts.  Additionally, use of less than the three required bank accounts must be approved by the United States Trustee.

NAME OF BANK:             FNB Olathe                               BRANCH:

ACCOUNT NAME:                  Operating Account         ACCOUNT NUMBER:  0139602

PURPOSE OF ACCOUNT:               OPERATING

Ending Balance per Bank Statement		$192,422.72
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits		$1,218.09	*
Minus Service Charges	$
Ending Balance per Check Register		$191,203.63	**(a)

*Debit cards are used by

**If Closing Balance is negative, provide explanation:.

The following disbursements were paid in Cash (do not includes items reported as Petty Cash on Attachment 4D:   ( ☐ Check here if cash disbursements were authorized by United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

TRANSFERS BETWEEN DEBTOR IN POSSESSION ACCOUNTS
 “Total Amount of Outstanding Checks and other debits”, listed above, includes:

$________________Transferred to Payroll Account
$________________Transferred to Tax Account

(a) The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
     “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-8

ATTACHMENT 5A

CHECK REGISTER - OPERATING ACCOUNT

Name of Debtor:                                                     Case Number:

Reporting Period beginning                                      Period ending

NAME OF BANK:                                                  BRANCH:

ACCOUNT NAME:

ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:                OPERATING

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE	NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL				$

MOR-9

ATTACHMENT 4B

MONTHLY SUMMARY OF BANK ACTIVITY - PAYROLL ACCOUNT

Name of Debtor: Digital Systems, Inc.                     Case Number:  11-20140-11-rdb

Reporting Period beginning August 1, 2011          Period ending  August 31, 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.  A standard bank reconciliation form can be found at http://www.justice.gov/ust/r20/index.htm.

NAME OF BANK:         FNB Olathe                          BRANCH:

ACCOUNT NAME:                 Payroll Account        ACCOUNT NUMBER: 0149527
PURPOSE OF ACCOUNT:               PAYROLL

Ending Balance per Bank Statement		$352.36	*
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits		$0.00	*
Minus Service Charges	$
Ending Balance per Check Register		$352.36	**(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:
The following disbursements were paid by Cash:   ( ☐ Check here if cash disbursements were authorized
 by  United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-payroll disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for disbursement from this account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
     “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-10

ATTACHMENT 5B

CHECK REGISTER - PAYROLL ACCOUNT

Name of Debtor:                                                                          Case Number:

Reporting Period beginning                                                       Period ending

NAME OF BANK:                                                                      BRANCH:

ACCOUNT NAME:

ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:                PAYROLL

Account for all disbursements, including voids, lost payments, stop payment, etc.  In the alternative, a computer generated check register can be attached to this report, provided all the information requested below is included.

CHECK
DATE	NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL				$

MOR-11

ATTACHMENT 4C

MONTHLY SUMMARY OF BANK ACTIVITY - TAX ACCOUNT

Name of Debtor: Digital Systems, Inc.                     Case Number:  11-20140-11-rdb

Reporting Period beginning August 1, 2011          Period ending August 31, 2011

Attach a copy of current month bank statement and bank reconciliation to this Summary of Bank Activity.   A standard bank reconciliation form can be found on the United States Trustee website, http://www.justice.gov/ust/r20/index.htm.

NAME OF BANK:                                                                                      BRANCH:    ACCOUNT CLOSED

ACCOUNT NAME:                                                                                      ACCOUNT NUMBER:

PURPOSE OF ACCOUNT:              TAX

Ending Balance per Bank Statement	$
Plus Total Amount of Outstanding Deposits	$
Minus Total Amount of Outstanding Checks and other debits	$	*
Minus Service Charges	$
Ending Balance per Check Register	$	**(a)

*Debit cards must not be issued on this account.

**If Closing Balance is negative, provide explanation:

The following disbursements were paid by Cash:   ( ☐  Check here if cash disbursements were authorized by
  United States Trustee)

Date	Amount	Payee	Purpose	Reason for Cash Disbursement

The following non-tax disbursements were made from this account:

Date	Amount	Payee	Purpose	Reason for disbursement from this account

(a)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as
    “Ending Balance” on Schedule of Receipts and Disbursements (Page MOR-2, Line 7).

MOR-12

ATTACHMENT 5C

CHECK REGISTER - TAX ACCOUNT

Name of Debtor:                                                                     Case Number:

Reporting Period beginning                                                 Period ending

NAME OF BANK:                                                         BRANCH:

ACCOUNT NAME:                                                     ACCOUNT #

PURPOSE OF ACCOUNT:                TAX

Account for all disbursements, including voids, lost checks, stop payments, etc.  In the alternative, a computer-generated check register can be attached to this report, provided all the information requested below is included.
http://www.usdoj.gov/ust.

CHECK
DATE	NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL					(d)

SUMMARY OF TAXES PAID

Payroll Taxes Paid	(a)
Sales & Use Taxes Paid	(b)
Other Taxes Paid	(c)
TOTAL	(d)

(a) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
      (Page MOR-2, Line 5O).
(b) This number is reported in the “Current Month” column of Schedule or Receipts and Disbursements
      (Page MOR-2, Line 5P).
(c) This number is reported in the “Current Month” column of Schedule of Receipts and Disbursements
      (Page MOR-2, Line 5Q).
(d) These two lines must be equal.

MOR-13

ATTACHMENT 4D

INVESTMENT ACCOUNTS AND PETTY CASH REPORT

INVESTMENT ACCOUNTS

Each savings and investment account, i.e. certificates of deposits, money market accounts, stocks and bonds, etc., should be listed separately.  Attach copies of account statements.

Type of Negotiable

Current
Instrument	Face Value	Purchase Price	Date of Purchase	Market Value

TOTAL					(a)

PETTY CASH REPORT

The following Petty Cash Drawers/Accounts are maintained:

	(Column 2)	(Column 3)	(Column 4)
	Maximum	Amount of Petty	Difference between
Location of	Amount of Cash	Cash On Hand	(Column 2) and
Box/Account	in Drawer/Acct.	At End of Month	(Column 3)

TOTAL			$	(b)

For any Petty Cash Disbursements over $100 per transaction, attach copies of receipts.  If there are no receipts, provide an explanation

TOTAL INVESTMENT ACCOUNTS AND PETTY CASH(a + b)     $                                (c)

(c)The total of this line on Attachment 4A, 4B and 4C plus the total of 4D must equal the amount reported as “Ending Balance” on Schedule of Receipts and Disbursements (Page
    MOR-2, Line 7).

MOR-14

ATTACHMENT 6

MONTHLY TAX REPORT

Name of Debtor: Digital Systems, Inc.                     Case Number:  11-20140-11-rdb

Reporting Period beginning August 1, 2011          Period ending  August 31, 2011

TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, State workmen's compensation, etc.

Name of	Date			Date Last
Taxing	Payment			Tax Return	Tax Return
Authority	Due	Description	Amount	Filed	Period

TOTAL			$

MOR-15

ATTACHMENT 7

SUMMARY OF OFFICER OR OWNER COMPENSATION

SUMMARY OF PERSONNEL AND INSURANCE COVERAGES

Name of Debtor: Digital Systems, Inc.                     Case Number:  11-20140-11-rdb

Reporting Period beginning August 1, 2011          Period ending  August 31, 2011

Report all forms of compensation received by or paid on behalf of the Officer or Owner during the month.  Include car allowances, payments to retirement plans, loan repayments, payments of Officer/Owner’s personal expenses, insurance premium payments, etc.  Do not include reimbursement for business expenses Officer or Owner incurred and for which detailed receipts are maintained in the accounting records.

Name of Officer or Owner	Title	Description	Amount Paid

David Owen	CEO	Services	$2,000.00
Mickie Koslofsky	CFO	Services	$1,000.00

Dave and Laura Owen and Mickie Koslofsky continue to provide services as the Debtor winds down at the hourly rate of $100.00.  These services should not be extensive.
PERSONNEL REPORT
	Full Time	Part Time
Number of employees at beginning of period	0	0
Number hired during the period
Number terminated or resigned during period
Number of employees on payroll at end of period	0	0

CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.  For the first report, attach a copy of the declaration sheet for each type of insurance.  For subsequent reports, attach a certificate of insurance for any policy in which a change occurs during the month (new carrier, increased policy limits, renewal, etc.).

Agent					Date
and/or	Phone	Policy	Coverage	Expiration	Premium
Carrier	Number	Number	Type	Date	Due

CBIZ Insurance, Kathy Beamis,	913-234-1918

CBIZ/Acuity Insurance Co.		X13725	General Liab	4/1/2012	4/1/2012
CBIZ/Nat’l Union Fire		01-146-63-00	D&O	9/30/10	1/1/18

The following lapse in insurance coverage occurred this month:

Policy	Date	Date
Type	Lapsed	Reinstated	Reason for Lapse

G	Check here if U. S. Trustee has been listed as Certificate Holder for all insurance policies.

MOR-16

ATTACHMENT 8

SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD

Information to be provided on this page, includes, but is not limited to: (1) financial transactions that are not reported on this report, such as the sale of real estate (attach closing statement); (2) non-financial transactions, such as the substitution of assets or collateral; (3) modifications to loan agreements; (4) change in senior management, etc.   Attach any relevant documents.

We anticipate filing a Plan of Liquidation and Disclosure Statement as soon as possible after liquidation of the assets.

MOR-17

Ordinary Income/Expense
Expense
0-60400 · Professional & Contract Service
0-60410 · Consulting
2-60410 · Consulting - Admin	3,000.00
Total 0-60410 · Consulting	3,000.00
Legal Fees
2-60430 · Legal Expense	6,825.00
Total Legal Fees	6,825.00
0-60470 · Outside Services
2-60470 · Outside Services - Admin	2,000.00
Total 0-60470 · Outside Services	2,000.00
Total 0-60400 · Professional & Contract Service	11,825.00
0-60500 · Facilities & Maintenance Costs
2-60550 · Rent Building	750.00
2-60590 · Utility Expense	305.31
Total 0-60500 · Facilities & Maintenance Costs	1,055.31
0-60800 · Telecommunications
6-60830 · Telephone Expense	199.09
6-60840 · Internet and WAN Services	1,307.87
Total 0-60800 · Telecommunications	1,506.96
0-62100 · Bank and Loan Charges
2-62110 · Bank Charges	140.00
Total 0-62100 · Bank and Loan Charges	140.00
Total Expense	14,527.27
Net Ordinary Income	-14,527.27
Net Income	-14,527.27

Aug 31, 11
ASSETS
Current Assets
Checking/Savings
Cash Accounts
0-10070 · FNB Olathe Checking 013-960-2	191,203.63
0-10080 · FNB Payroll Acct. 014-952-7	352.36
Total Cash Accounts	191,555.99
Foreign Cash Accounts
0-10200 · YEN Bank of America 11407006	-3,465.15
0-10210 · Yen Currency Fluctuation	3,465.15
Total Foreign Cash Accounts	0.00
Total Checking/Savings	191,555.99
Accounts Receivable
Accounts Receivable
0-11000 · Accounts Receivable - Trade	252,876.73
0-11010 · Accounts Receivable - Dealers	23,719.75
0-11100 · Allowance for Doubtful Accounts	-100,456.68
Total Accounts Receivable	176,139.80
Total Accounts Receivable	176,139.80
Other Current Assets
Prepaid Expenses
0-13000 · Prepaid Expenses	3,825.00
Total Prepaid Expenses	3,825.00
Other Current Assets
0-14000 · Deposits	-1,000.00
Total Other Current Assets	-1,000.00
Total Other Current Assets	2,825.00
Total Current Assets	370,520.79
TOTAL ASSETS	370,520.79
LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable
0-20000 · Accounts Payable	1,186,695.49
0-20100 · Accounts Payable - Chpt 11	4,941.02
Total Accounts Payable	1,191,636.51
Total Accounts Payable	1,191,636.51
Other Current Liabilities
Accrued Liabilities
Accrued Expenses
0-21000 · Accrued Expenses - Other	52,257.40
0-21010 · Accrued Property Taxes	26,686.29
0-21020 · Accrued Sales Tax	3,366.29
Total Accrued Expenses	82,309.98
Total Accrued Liabilities	82,309.98
Total Other Current Liabilities	82,309.98
Total Current Liabilities	1,273,946.49
Total Liabilities	1,273,946.49
Equity
Shareholders' Equity - CS
0-30000 · Bridge Warrant 2005 Proceeds	164,991.75
0-30010 · Stock Option Proceeds	52,650.00
0-30020 · Public Warrant Proceeds	769,171.09
0-30040 · Common Stock	36,343,227.14
0-30050 · Common Stock Restricted	1,560,000.00
0-30060 · Options Outstanding	2,076,270.47
0-30065 · Warrants	88,660.94
0-30070 · Offering Costs	-2,250,025.22
Total Shareholders' Equity - CS	38,804,946.17
Other Comprehensive Income
0-31000 · Deferred currency exchange	3,465.15
Total Other Comprehensive Income	3,465.15
0-32000 · Retained Deficit	-36,493,467.90
Net Income	-3,218,369.12
Total Equity	-903,425.70
TOTAL LIABILITIES & EQUITY	370,520.79

ICOP DIGITAL, INC. Reconciliation Detail
5:13 PM 09/21/11 0-10070 FNB Olathe Checking 013-960-2, Period Ending 08/31/2011

Type Date                      Num           Name           Clr           Amount                      Balance
Beginning Balance                                                                           212,328.99
Cleared Transactions
Checks and Payments -16 items
Check           4/9/2011                      9677           Last IT                      X           -2,500.00                      -2,500.00
Check           7/20/2011                      9724           AMERICAN EXPRE...                                           X           -364.00                      -2,864.00
Check           7/21/2011                      9728           US Trustee Payment...                                           X           -975.00                      -3,839.00
Check           7/30/2011                      9729           Equivest, LLC                                X           -2,000.00                      -5,839.00
Check           7/30/2011                      9730           Laura Owen, LLC                                X           -1,600.00                      -7,439.00
Check           8/3/2011                      9733           SPRINT                      X           -1,307.87                      -8,746.87
Check           8/3/2011                      9731           Kincaid & Rees Park-                                           X           -750.00                      -9,496.87
Check           8/3/2011                      9732           Kansas Gas Service                                X           -29.11           -9,525.98
Check           8/5/2011                      OL           AT&T                      X           -100.44                      -9,626.42
Check           8/8/2011                      9735           EVANS & MULLINI...                                           X           -2,925.00                      -12,551.42
Check           8/8/2011                      9734           Kansas City Power...                                           X           -276.20                      -12,827.62
Check           8/17/2011                      OL           SPRINT                      X           -98.65           -12,926.27
Check           8/23/2011                      OL           Marketwire Inc.                                X           -2,000.00                      -14,926.27
Check           8/25/2011                      9736           United States Trustee                                           X           -3,900.00                      -18,826.27
Check           8/29/2011                      9738           Equivest, LLC                                X           -2,000.00                      -20,826.27
Check           9/30/2011                                           X           -80.00           -20,906.27
Total Checks and Payments                                                                                     -20,906.27                      -20,906.27
Deposits and Credits -1 item
Deposit                      8/8/2011                                           X           1,000.00                      1,000.00
Total Deposits and Credits                                                                           1,000.00                      1,000.00
Total Cleared Transactions                                                                                     -19,906.27                      -19,906.27
Cleared Balance                                                                -19,906.27                      192,422.72
Uncleared Transactions
Checks and Payments - 4 items
Bill Pmt                      -Check 10/21/2010                                9581           Corsino, Edwin - Exp...                                                      -14.09           -14.09
General Journal 6/23/2011                                           21283                                -75.00           -89.09
General Journal 6/30/2011                                           21284                                -130.00                      -219.09
Check           8/29/2011                      9737           Mickey Koslofsky                                           -1,000.00                      -1,219.09
Total Checks and Payments                                                                                     -1,219.09                      -1,219.09
Total Uncleared Transactions                                                                                     -1,219.09                      -1,219.09
Register Balance as of 08/31/2011                                                                                                -21,125.36                      191,203.63
New Transactions
Checks and Payments -10 items
Check           9/1/2011                      9739           Kincaid & Rees Park-                                                      -750.00                      -750.00
Check           9/1/2011                      9740           Kansas Gas Service                                           -29.11           -779.11
Check           9/5/2011                      9741           Kansas City Power...                                                      -185.59                      -964.70
Check           9/15/2011                      9744           Kansas Franchise Tax                                                      -531.00                      -1,495.70
Check           9/15/2011                      9747           North Carolina Reve...                                                      -199.00                      -1,694.70
Check           9/15/2011                      9746           Utah State Tax Com...                                                      -100.00                      -1,794.70
Check           9/15/2011                      9742           Arizona DOR                                           -50.00           -1,844.70
Check           9/15/2011                      9743           Franchise Tax Board                                                      -25.00           -1,869.70
Check           9/15/2011                      9745           State of New Jersey-...                                                      -11.00           -1,880.70
Check           9/20/2011                      9748           EVANS & MULLINI...                                                      -12,971.71                      -14,852.41
Total Checks and Payments                                                                                     -14,852.41                      -14,852.41
Total New Transactions                                                                           -14,852.41                      -14,852.41
Ending Balance
-35,977.77
176,351.22

first National Bank of Olathe pg. 1

***************AUTO**3-DIGIT 662 2060 0.7820 AT 0.365                                                                                                           9 1 210
DIGITAL SYSTEMS INC
15621 W 87TH ST PKWY STE 355
LENEXA KS 66219-1435
PERIODIC STATEMENT Date: Aug 31, 2011
Period: Aug 01, 2011 to Aug 31, 2011 (31 Days )

ACCOUNT #: DDA - 0139602                                                      Operating Account
Digital Systems Inc Debtor in Possession

Enclosures: 13

Beginning Balance as of 08/01/11
Deposits & Other Credits Charges & Fees Checks & Other Debits Average Balance Ending Balance as of 08/31/11
Charges And Fees
1 Outgoing Wire Fee Commercial Service Charge 1 Maintenance Fee 12 Per Check Fee 1 Per Deposit Fee 3 ACH Debits 1 Deposit Item - On-Us Less Earnings Credit 10.00 1.80 0.15 0.15 0.10 12.20
212,328.99
1,000.00 20.00 20,886.27 204,176.59
192,422.72
20.00 0.00
Transaction Information

Date Check#
08/08 08/05 08/17
08/23 08/23
Description Deposit
ACH Debit Payment ATT
ACH Debit ONLINE PMT SPRINT
Internet Initiated
Transaction-
O/W Marketwire, Inc
Credit Amount 1,000.00
Debit Amount
100.44
98.65 2,000.00 20.00
Outgoing Wire Fee

Page: 2
Account #: DDA-0139602
PERIODIC STATEMENT DIGITAL SYSTEMS INC
Aug 31, 2011

Transaction Information (continued)
Date Check#                      Description
Credit Amount Debit Amount

08/31           ACH Debit Cash Mgr FNB Olathe
60.00

Check           Information
Date           Check#                                Amount
08/23           9677                      2,500.00
08/18           9724 *                                364.00
08/09           9728 *                                975.00
08/01           9729                      2,000.00
08/01           9730                      1,600.00
08/04           9731                      750.00

Date           Check#                                Amount
08/10           9732                      29.11
08/09           9733                      1,307.87
08/11           9734                      276.20
08/22           9735                      2,925.00
08/31           9736                      3,900.00
08/31           9738 *                                2,000.00
* Indicates a break in the Check number order.

Account #139602 - DDA

8/8/2011 0 $1,000.00
8/23/2011 9677 $2,500.00
8/18/2011 9724 $364.00
8/9/2011 9728 $975.00
8/1/2011 9729 $2,000.00
8/1/2011 9730 $1,600.00
8/4/2011 9731 $750.00
8/10/2011 9732 $29.11
8/9/2011 9733 $1,307.87
8/11/2011 9734 $276.20
8/22/2011 9735 $2,925.00
8/31/2011 9736 $3,900.00

Account #139602 - DDA                                           Page 4 of 4
8/31/2011 9738 $2,000.00

ICOP DIGITAL, INC. Reconciliation Detail
5:25 PM 09/21/11
0-10080  FNB Payroll Acct. 014-952-7, Period Ending 08/31/2011
Type Date Num                                Name           Clr           Amount                      Balance
Beginning Balance
Cleared Transactions
Checks and Payments -1 item
Check 7/31/2011                                           X           -24.23           376.59 -24.23
Total Checks and Payments                                                                           -24.23           -24.23
Total Cleared Transactions                                                                           -24.23           -24.23
Cleared Balance                                                      -24.23           352.36
Register Balance as of 08/31/2011                                                                                     -24.23           352.36
Ending Balance                                                      -24.23           352.36

First National
Bank of Olathe
Page: 1

***************AUTO**3-DIGIT 662 2061 0.4610 AT 0.365                                                                                                           9 1 211
DIGITAL SYSTEMS INC
15621 W 87TH ST PKWY STE 355
LENEXA KS 66219-1435
PERIODIC STATEMENT Date: Aug 31, 2011
Period: Aug 01, 2011 to Aug 31, 2011 (31 Days )

ACCOUNT #: DDA - 0149527                                                      Payroll Account
Digital Systems Inc

Enclosures: 0

376.59
0.00 0.00 24.23 360.18
352.36
Beginning Balance as of 08/01/11
Deposits & Other Credits Charges & Fees Checks & Other Debits Average Balance Ending Balance as of 08/31/11
Transaction Information

Date Check# 08/11
Description
Credit Amount
Debit Amount
24.23
ACH Debit TRANSFER 11534 ICOP DIGIT